================================================================================
================================================================================

                        MIAMI COMPUTER SUPPLY CORPORATION

                                 AS THE BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                   AS LENDERS

                               NATIONAL CITY BANK

                     AS A LENDER AND AS DOCUMENTATION AGENT

                         PNC BANK, NATIONAL ASSOCIATION

                       AS A LENDER, THE SWING LINE LENDER
                            A LETTER OF CREDIT ISSUER

                           AND AS ADMINISTRATIVE AGENT

                              ---------------------

                                 AMENDMENT NO. 2

                                   DATED AS OF

                                 APRIL 19, 1999
                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF

                                DECEMBER 1, 1998

                              ---------------------


================================================================================
================================================================================

                                 AMENDMENT NO. 2

                                       TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

        THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 19, 1999 ("THIS AMENDMENT"), among:

                (i) MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

                (II) the financial institutions listed on the signature pages hereof (the "LENDERS");

                (III) NATIONAL CITY BANK, a national banking association, as a Lender and as Documentation Agent; and

                (III) PNC BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, a Letter of Credit Issuer and as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement:

        PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of march 31, 1999 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

        (2) The parties hereto desire to increase the Total General Revolving Commitment from $125,000,000 to $140,000,000 for a temporary period commencing on April 26, 1999 and ending August 31, 1999, all as more fully set forth below.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. AMENDMENT. Effective only during the period from April 26, 1999 through August 31, 1999, the General Revolving Commitments of the Lenders set forth in Annex I to the Credit Agreement shall be amended to reflect the following:

Lender                                            General Revolving Commitment
-------------------------------------             ----------------------------
PNC Bank, National Association                    $28,000,000
National City Bank                                $28,000,000
Key Corporate Capital, Inc.                       $28,000,000
NBD Bank, N. A.                                   $28,000,000
Firstar Bank, N. A. (successor
   to Star Bank, National Association)            $28,000,000


        2. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders and the Administrative Agent as follows:

               (a) AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

               (b) REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

               (c) NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

               (d) COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

        3. EFFECTIVENESS. This Amendment shall become effective on and as of a date, on or before April 30, 1998 if the following conditions are satisfied:

               (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

               (c) the Borrower shall have (i) executed and delivered to the Administrative Agent, for delivery to the respective Lenders, additional General Revolving Notes reflecting the additional General Revolving Commitments of the Lenders established by this Amendment, such additional General Revolving Notes being substantially in the forms furnished by the Administrative Agent to the Borrower contemporaneously herewith, (ii) delivered to the Administrative Agent, for the account of the Lenders, certified resolutions of the Board of Directors of the Borrower, approving the temporary increase in the Total Commitment to be provided by this Amendment; and

               (d) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

        4. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

        5. MISCELLANEOUS. 5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

        5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

        5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

        5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

        5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

        5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

        5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

MIAMI COMPUTER SUPPLY                   PNC BANK, NATIONAL ASSOCIATION,
CORPORATION                                   INDIVIDUALLY AS A LENDER, A LETTER
                                              OF CREDIT ISSUER, THE SWING LINE
                                              LENDER AND AS ADMINISTRATIVE AGENT

BY:_________________________________
           TITLE:
                                        BY:_________________________________
                                                   VICE PRESIDENT

NATIONAL CITY BANK,
     INDIVIDUALLY AS A LENDER AND
     AS DOCUMENTATION AGENT

BY:_________________________________
           TITLE:

KEY CORPORATE CAPITAL INC.

BY:_________________________________
           TITLE:

NBD BANK, N. A.

BY:_________________________________
           TITLE:

FIRSTSTAR BANK, N. A. (SUCCESSOR TO STAR
BANK, NATIONAL ASSOCIATION)

BY:_________________________________
           TITLE:

                           ACKNOWLEDGMENT AND CONSENT

        For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Amended and Restated Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 2 to Amended and Restated Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

        Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

Diversified Data Products, Inc.                 Electronic Image Systems, Inc.
Britco, Inc.                                    Consolidated Media Systems, Inc.
Minnesota Western, Inc.
Computer Showcase, Inc.

TBS Printware Corporation                       By:_____________________________
                                                       Ira Stanley, an officer

By:_____________________________
   Michael E. Peppel, an officer

                                    GENERAL REVOLVING NOTE

$3,000,000                                                          Dayton, Ohio
                                                                  April 26, 1999

        FOR VALUE RECEIVED, the undersigned MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on August 31, 1999, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

        The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

        This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, and Amendment No. 2 thereto, dated as of April 19, 1999, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and PNC Bank, National Association, as Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

        In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on August 31, 1999. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $25,000,000. This Note evidences any General Revolving Loan made by the Lender in excess of such amount.

        In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                          MIAMI COMPUTER SUPPLY CORPORATION

                                          By: _________________________________
                                                 Title:

                                LOANS AND PAYMENTS OF PRINCIPAL

                                                            AMOUNT
                                                              OF
 DATE         AMOUNT         TYPE                          PRINCIPAL       UNPAID
  OF           OF             OF            INTEREST       PAID OR        PRINCIPAL      MADE
NOTATION      LOAN           LOAN           PERIOD         PREPAID         BALANCE        BY
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------

                             GENERAL REVOLVING NOTE

$3,000,000                                                          Dayton, Ohio
                                                                  April 26, 1999

        FOR VALUE RECEIVED, the undersigned MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of NATIONAL CITY BANK (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on August 31, 1999, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

        The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

        This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, and Amendment No. 2 thereto, dated as of April 19, 1999, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and PNC Bank, National Association, as Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

        In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on August 31, 1999. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $25,000,000. This Note evidences any General Revolving Loan made by the Lender in excess of such amount.

        In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                         MIAMI COMPUTER SUPPLY CORPORATION

                                         By: __________________________________
                                                Title:

                                LOANS AND PAYMENTS OF PRINCIPAL

                                                            AMOUNT
                                                            OF
DATE           AMOUNT         TYPE                          PRINCIPAL      UNPAID
OF             OF             OF             INTEREST       PAID OR        PRINCIPAL      MADE
NOTATION       LOAN           LOAN           PERIOD         PREPAID        BALANCE        BY
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

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----------------------------------------------------------------------------------------------

                             GENERAL REVOLVING NOTE

$3,000,000                                                          Dayton, Ohio
                                                                  April 26, 1999

        FOR VALUE RECEIVED, the undersigned MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of KEY CORPORATE CAPITAL, INC. (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on August 31, 1999, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

        The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

        This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, and Amendment No. 2 thereto, dated as of April 19, 1999, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and PNC Bank, National Association, as Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

        In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on August 31, 1999. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $25,000,000. This Note evidences any General Revolving Loan made by the Lender in excess of such amount.

        In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                             MIAMI COMPUTER SUPPLY CORPORATION

                                             By: _______________________________
                                                    Title:

                                LOANS AND PAYMENTS OF PRINCIPAL

                                                            AMOUNT
                                                            OF
DATE           AMOUNT         TYPE                          PRINCIPAL      UNPAID
OF             OF             OF             INTEREST       PAID OR        PRINCIPAL      MADE
NOTATION       LOAN           LOAN           PERIOD         PREPAID        BALANCE        BY
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

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

                             GENERAL REVOLVING NOTE

$3,000,000                                                          Dayton, Ohio
                                                                  April 26, 1999

        FOR VALUE RECEIVED, the undersigned MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of NBD BANK, N. A. (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on August 31, 1999, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

        The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

        This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, and Amendment No. 2 thereto, dated as of April 19, 1999, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and PNC Bank, National Association, as Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

        In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on August 31, 1999. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $25,000,000. This Note evidences any General Revolving Loan made by the Lender in excess of such amount.

        In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                            MIAMI COMPUTER SUPPLY CORPORATION

                                            By: ________________________________
                                                   Title:

                                LOANS AND PAYMENTS OF PRINCIPAL

                                                            AMOUNT
                                                            OF
DATE           AMOUNT         TYPE                          PRINCIPAL      UNPAID
OF             OF             OF             INTEREST       PAID OR        PRINCIPAL      MADE
NOTATION       LOAN           LOAN           PERIOD         PREPAID        BALANCE        BY
----------------------------------------------------------------------------------------------

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

                             GENERAL REVOLVING NOTE

$3,000,000                                                          Dayton, Ohio
                                                                  April 26, 1999

        FOR VALUE RECEIVED, the undersigned MIAMI COMPUTER SUPPLY CORPORATION, an Ohio corporation (herein, together with its successors and assigns, the "BORROWER"), hereby promises to pay to the order of FIRSTAR BANK, N. A. (SUCCESSOR TO STAR BANK, NATIONAL ASSOCIATION) (the "LENDER"), in lawful money of the United States of America in immediately available funds, at the Payment Office (such capitalized term and certain other capitalized terms used herein without definition shall gave the meanings ascribed thereto in the Credit Agreement referred to below) of PNC Bank, National Association (the "ADMINISTRATIVE AGENT"), on August 31, 1999, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all General Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement which are evidenced by this Note.

        The Borrower promises also to pay interest on the unpaid principal amount of each General Revolving Loan made by the Lender to the Borrower and evidenced hereby in like money at said office from the date hereof until paid at the rates and at the times provided in section 2.7 of the Credit Agreement.

        This Note is one of the General Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of December 1, 1998, as amended by Amendment No. 1 thereto, dated as of March 31, 1999, and Amendment No. 2 thereto, dated as of April 19, 1999, among the Borrower, the financial institutions from time to time party thereto (including the Lender), National City Bank, as Documentation Agent, and PNC Bank, National Association, as Administrative Agent (as from time to time in effect, the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

        In any event the entire principal amount hereof and all accrued unpaid interest shall be due and payable and shall be paid on August 31, 1999. The Borrower has previously issued to the Lender a General Revolving Note in the face amount of $25,000,000. This Note evidences any General Revolving Loan made by the Lender in excess of such amount.

        In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

        The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                           MIAMI COMPUTER SUPPLY CORPORATION

                                           By: _________________________________
                                                  Title:

                                LOANS AND PAYMENTS OF PRINCIPAL

                                                            AMOUNT
                                                            OF
DATE           AMOUNT         TYPE                          PRINCIPAL      UNPAID
OF             OF             OF             INTEREST       PAID OR        PRINCIPAL      MADE
NOTATION       LOAN           LOAN           PERIOD         PREPAID        BALANCE        BY
----------------------------------------------------------------------------------------------

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